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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2001

                        RYDER VEHICLE LEASE TRUST 2001-A
             (Exact name of registrant as specified in its charter)

Delaware                                333-52660            65-6359417
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)

3600 NW 82nd Avenue, Miami, Florida                          33166
(Adress of principal executive offices                       (Zip Code)


                                 (305) 500-3726
              (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS
            ------------

            The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended October 31, 2001 was delivered to the trustee of the Ryder Vehicle Lease Trust 2001-A November 9, 2001

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

                           (c) Exhibits:

                          99.1 Quarterly Report to Investors (Payment Date
                               Certificate) for the quarter ended October 31, 2001.

                                        2

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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RYDER VEHICLE LEASE TRUST 2001-A
                                    (Registrant)

Date:  November 20, 2001            /s/ W. Daniel Susik
                                    -------------------
                                    W. Daniel Susik
                                    Senior Vice President & Treasurer
                                    Ryder Truck Rental, Inc.

                                    (Duly Authorized Officer of the
                                    Administrator on behalf of the Trust)

                                        3

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number        Description of Exhibit

 99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended October 31, 2001

                                        4